                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 17, 2007 (April 4, 2007)
                                                --------------------------------

                             SLS International, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                    001-31323                 52-2258371
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 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

                     1650 W. Jackson, Ozark, Missouri 65721
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (417) 883-4549
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

     On April 4, 2007, SLS International, Inc. (the "Company") received an OTCBB
Delinquency Notification from the National Association of Securities Dealers
("NASD") stating that, because the Company is delinquent with respect to the filing of its annual report on Form 10-K for the year ended December 31, 2006
("10-K"), the Company's common stock will, pursuant to Rule 6530, be ineligible for quotation on the OTC Bulletin Board and will be removed therefrom effective
May 7, 2007 unless such delinquency is cured by May 4, 2007. While the Company is permitted to appeal the determination of delinquency, it does not currently intend to do so.

     In a Form 12b-25 filed on April 2, 2007, the Company disclosed that it would not meet the deadline for filing its 10-K due to its inability to pay its outside auditors the required fees to complete the audit of the Company's financial statements to be included in the 10-K. The Company further disclosed that it was working to obtain third-party financing to pay its outside auditors to complete their work and that it would continue to work to file its 10-K on or before April 17, 2007. As of the date of this Current Report on Form 8-K, the
Company has not obtained the necessary financing. Accordingly, the Company will not file its 10-K by April 17, 2007 and is unable to predict whether it will file its 10-K by the NASD's May 4, 2007 deadline.

     In the event the Company's common stock is removed from the OTC Bulletin
Board, the Company believes that its shares are immediately eligible for quotation on the Pink Sheets, an electronic quotation service for securities traded over-the-counter.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: April 17, 2007              SLS INTERNATIONAL, INC.

                                       By:  /s/ Michael L. Maples
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                                            Michael L. Maples
                                            Chief Financial Officer